Sub Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT


         This Memorandum of Agreement is entered into as of the Effective Date on Exhibit "A" and "B" (the "Exhibits"), between AIM Combination Stock & Bond Funds, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds and AIM Stock Funds (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memoranda of Agreement dated November 1, 2004 between AIM Equity Funds, AIM International Mutual Funds and AIM Investment Funds and A I M Advisors, Inc. and dated January 1, 2005 between AIM Combination Stock & Bond Funds, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds and AIM Stock Funds. AIM shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree as follows:

         The Trusts and AIM agree until the date set forth on the attached Exhibits (the "Expiration Date") that AIM will waive its fees or reimburse expenses to the extent that expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from each Fund's day-to-day operations), or items designated as such by the Funds' Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Funds' Board of Trustees; and
(vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) of a class of a Fund exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. The Board of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

         Each of the Trusts and AIM agree to review the then-current waivers or expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers or limitations should be amended, continued or terminated. The waivers or expense limitations will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

         It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

         IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the date first above written.

                             AIM COMBINATION STOCK & BOND FUNDS
                             AIM COUNSELOR SERIES TRUST
                             AIM EQUITY FUNDS
                             AIM FUNDS GROUP
                             AIM GROWTH SERIES
                             AIM INTERNATIONAL MUTUAL FUNDS
                             AIM INVESTMENT FUNDS
                             AIM INVESTMENT SECURITIES FUNDS
                             AIM SECTOR FUNDS
                             AIM STOCK FUNDS
                             on behalf of the Funds listed in Exhibit "A" to this Memorandum of Agreement

                             By:               /s/ Robert H. Graham
                                     ----------------------------------------

                             Title:        President
                                     ----------------------------------------

                             A I M Advisors, Inc.

                             By:                   /s/ Mark H. Williamson
                                     ----------------------------------------

                             Title:        President
                                     ----------------------------------------

                                  EXHIBIT "A"
                                  -----------

FUNDS WITH FISCAL YEAR END OF MARCH 31
--------------------------------------

                                AIM SECTOR FUNDS

FUND                                     EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                     ------------------          --------------           ---------------

AIM Energy Fund1                                                     April 1, 2005
         Class A Shares                        2.00%                                          March 31, 2006
         Class B Shares                        2.65%                                          March 31, 2006
         Class C Shares                        2.65%                                          March 31, 2006
         Class K Shares                        2.10%                                          March 31, 2006
         Investor Class Shares                 1.90%                                          March 31, 2006

AIM Financial Services Fund(1)
         Class A Shares                        2.00%                 April 1, 2005            March 31, 2006
         Class B Shares                        2.65%                                          March 31, 2006
         Class C Shares                        2.65%                                          March 31, 2006
         Class K Shares                        2.10%                                          March 31, 2006
         Investor Class Shares                 1.90%                                          March 31, 2006

AIM Gold & Precious Metals Fund(1)
         Class A Shares                        2.00%                 April 1, 2005            March 31, 2006
         Class B Shares                        2.65%                                          March 31, 2006
         Class C Shares                        2.65%                                          March 31, 2006
         Investor Class Shares                 1.90%                                          March 31, 2006

AIM Health Sciences Fund(1)
         Class A Shares                        2.00%                 April 1, 2005            March 31, 2006
         Class B Shares                        2.65%                                          March 31, 2006
         Class C Shares                        2.65%                                          March 31, 2006
         Class K Shares                        2.10%                                          March 31, 2006
         Investor Class Shares                 1.90%                                          March 31, 2006

AIM Leisure Fund(1)
         Class A Shares                        2.00%                 April 1, 2005            March 31, 2006
         Class B Shares                        2.65%                                          March 31, 2006
         Class C Shares                        2.65%                                          March 31, 2006
         Class K Shares                        2.10%                                          March 31, 2006
         Investor Class Shares                 1.90%                                          March 31, 2006

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

FUND                                     EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                     ------------------          --------------           ---------------


AIM Technology Fund(1)
         Class A Shares                      2.00%                  April 1, 2005           March 31, 2006
         Class B Shares                      2.65%                                          March 31, 2006
         Class C Shares                      2.65%                                          March 31, 2006
         Class K Shares                      2.10%                                          March 31, 2006
         Investor Class Shares               1.90%                                          March 31, 2006
         Institutional Class Shares          1.30%                                          March 31, 2006

AIM Utilities Fund(1)
         Class A Shares                      1.90%                  April 1, 2005           March 31, 2006
         Class B Shares                      2.65%                                          March 31, 2006
         Class C Shares                      2.65%                                          March 31, 2006
         Investor Class Shares               1.90%                                          March 31, 2006



FUNDS WITH FISCAL YEAR END OF JULY 31
-------------------------------------

                        AIM INVESTMENT SECURITIES FUNDS

FUND                                     EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                     ------------------          --------------           ---------------


AIM Short Term Bond Fund(1)
         Class A Shares                      0.85%(2)              August 1, 2004           July 31, 2005
         Class C Shares                      1.20%(2)                                       July 31, 2005
         Class R Shares                      1.10%                                          July 31, 2005
         Institutional Class Shares          0.60%                                          July 31, 2005

AIM Total Return Bond Fund(1)
         Class A Shares                      1.25%                 August 1, 2004           July 31, 2005
         Class B Shares                      1.90%                                          July 31, 2005
         Class C Shares                      1.90%                                          July 31, 2005
         Class R Shares                      1.40%                                          July 31, 2005
         Institutional Class Shares          0.90%                                          July 31, 2005



(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by ADI.

                                AIM STOCK FUNDS

FUND                                     EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                     ------------------          --------------           ---------------

AIM Dynamics Fund(1)
         Class A Shares                      2.00%                 August 1, 2004           July 31, 2005
         Class B Shares                      2.65%                                          July 31, 2005
         Class C Shares                      2.65%                                          July 31, 2005
         Class K Shares                      2.10%                                          July 31, 2005
         Investor Class Shares               1.90%                                          July 31, 2005
         Institutional Class Shares          1.65%                                          July 31, 2005

AIM Mid Cap Stock Fund(1)
         Class A Shares                      2.00%                 August 1, 2004           July 31, 2005
         Class B Shares                      2.65%                                          July 31, 2005
         Class C Shares                      2.65%                                          July 31, 2005
         Class K Shares                      2.10%                                          July 31, 2005
         Investor Class Shares               1.90%                                          July 31, 2005
         Institutional Class Shares          1.65%                                          July 31, 2005

AIM Small Company Growth Fund(1)
         Class A Shares                      2.00%                 August 1, 2004           July 31, 2005
         Class B Shares                      2.65%                                          July 31, 2005
         Class C Shares                      2.65%                                          July 31, 2005
         Class K Shares                      2.10%                                          July 31, 2005
         Investor Class Shares               1.90%                                          July 31, 2005




FUNDS WITH FISCAL YEAR END OF AUGUST 31
---------------------------------------

                       AIM COMBINATION STOCK & BOND FUNDS

FUND                                     EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                     ------------------          --------------           ---------------

AIM Core Stock Fund(1)
         Class A Shares                     2.00%               September 1, 2004           August 31, 2005
         Class B Shares                     2.65%                                           August 31, 2005
         Class C Shares                     2.65%                                           August 31, 2005
         Class K Shares                     2.10%                                           August 31, 2005
         Investor Class Shares              1.90%                                           August 31, 2005


(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

FUND                                     EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                     ------------------          --------------           ---------------


AIM Total Return Fund(1)
         Class A Shares                     2.00%               September 1, 2004           August 31, 2005
         Class B Shares                     2.65%                                           August 31, 2005
         Class C Shares                     2.65%                                           August 31, 2005
         Class K Shares                     2.10%                                           August 31, 2005
         Investor Class Shares              1.90%                                           August 31, 2005
         Institutional Class Shares         1.65%                                           August 31, 2005




                           AIM COUNSELOR SERIES TRUST

FUND                                     EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                     ------------------          --------------           ---------------

AIM Multi-Sector Fund(1)
         Class A Shares                     2.00%               September 1, 2004           August 31, 2005
         Class B Shares                     2.65%                                           August 31, 2005
         Class C Shares                     2.65%                                           August 31, 2005
         Institutional Class Shares         1.65%                                           August 31, 2005




FUNDS WITH FISCAL YEAR END OF OCTOBER 31
----------------------------------------

                                AIM EQUITY FUNDS

FUND                                     EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                     ------------------          --------------           ---------------

AIM Diversified Dividend Fund(1)
         Class A Shares                     1.50%               November 1, 2004           October 31, 2005
         Class B Shares                     2.15%                                          October 31, 2005
         Class C Shares                     2.15%                                          October 31, 2005




(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

                                       AIM INTERNATIONAL MUTUAL FUNDS


FUND                                     EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                     ------------------          --------------           ---------------

AIM International Core Equity Fund(1)
         Class A Shares                       2.10%                September 1, 2004           October 31, 2005
         Class B Shares                       2.75%                                            October 31, 2005
         Class C Shares                       2.75%                                            October 31, 2005
         Class R Shares                       2.25%                                            October 31, 2005
         Investor Class Shares                2.00%                                            October 31, 2005
         Institutional Class Shares           1.75%                                            October 31, 2005



                                            AIM INVESTMENT FUNDS

FUND                                     EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                     ------------------          --------------           ---------------

AIM Developing Markets Fund(1)
         Class A Shares                       2.00%               September 1, 2004           October 31, 2005
         Class B Shares                       2.50%                                           October 31, 2005
         Class C Shares                       2.50%                                           October 31, 2005

AIM Trimark Endeavor Fund(1)
         Class A Shares                       2.00%               September 1, 2004           October 31, 2005
         Class B Shares                       2.65%                                           October 31, 2005
         Class C Shares                       2.65%                                           October 31, 2005
         Class R Shares                       2.15%                                           October 31, 2005
         Institutional Class Shares           1.65%                                           October 31, 2005

AIM Trimark Fund(1)
         Class A Shares                       2.25%               September 1, 2004           October 31, 2005
         Class B Shares                       2.90%                                           October 31, 2005
         Class C Shares                       2.90%                                           October 31, 2005
         Class R Shares                       2.40%                                           October 31, 2005
         Institutional Class Shares           1.90%                                           October 31, 2005

AIM Trimark Small Companies Fund(1)
         Class A Shares                       2.00%               September 1, 2004           October 31, 2005
         Class B Shares                       2.65%                                           October 31, 2005
         Class C Shares                       2.65%                                           October 31, 2005
         Class R Shares                       2.15%                                           October 31, 2005
         Institutional Class Shares           1.65%                                           October 31, 2005


(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

FUNDS WITH FISCAL YEAR END OF DECEMBER 31
-----------------------------------------

                                               AIM FUNDS GROUP

FUND                                     EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                     ------------------          --------------           ---------------

AIM European Small Company Fund(1)
         Class A                                2.00%                  January 1, 2005           December 31, 2005
         Class B                                2.65%                                            December 31, 2005
         Class C                                2.65%                                            December 31, 2005

AIM Global Value Fund(1)
         Class A                                2.00%                  January 1, 2005           December 31, 2005
         Class B                                2.65%                                            December 31, 2005
         Class C                                2.65%                                            December 31, 2005

AIM International Small Company Fund(1)
         Class A                                2.00%                  January 1, 2005           December 31, 2005
         Class B                                2.65%                                            December 31, 2005
         Class C                                2.65%                                            December 31, 2005



                                            AIM GROWTH SERIES

FUND                                     EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                     ------------------          --------------           ---------------

AIM Global Equity Fund(1)
         Class A Shares                         2.00%                  January 1, 2005           December 31, 2005
         Class B Shares                         2.50%                                            December 31, 2005
         Class C Shares                         2.50%                                            December 31, 2005
         Institutional Class Shares             1.50%                                            December 31, 2005



(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

                                   EXHIBIT "B"
                                   -----------
                               AIM GROWTH SERIES

FUND                                              EXPENSE LIMITATION                EFFECTIVE DATE         EXPIRATION DATE
----                                              ------------------                --------------         ---------------
AIM Aggressive Allocation Fund
         Class A                     Limit Other Expenses to 0.17% of average       January 1, 2005        December 31, 2005
         Class B                     daily net assets                                                      December 31, 2005
         Class C                     Limit Other Expenses to 0.17% of average                              December 31, 2005
         Class R                     daily net assets                                                      December 31, 2005
         Institutional Class         Limit Other Expenses to 0.17% of average                              December 31, 2005
                                     daily net assets
                                     Limit Other Expenses to 0.17% of average
                                     daily net assets
                                     Limit Other Expenses to 0.17% of average
                                     daily net assets

AIM Conservative Allocation Fund
         Class A                     Limit Other Expenses to 0.20% of average      January 1, 2005        December 31, 2005
         Class B                     daily net assets                                                     December 31, 2005
         Class C                     Limit Other Expenses to 0.20% of average                             December 31, 2005
         Class R                     daily net assets                                                     December 31, 2005
         Institutional Class         Limit Other Expenses to 0.20% of average                             December 31, 2005
                                     daily net assets
                                     Limit Other Expenses to 0.20% of average
                                     daily net assets
                                     Limit Other Expenses to 0.20% of average
                                     daily net assets

AIM Moderate Allocation Fund
         Class A                     Limit Other Expenses to 0.05% of average      January 1, 2005        December 31, 2005
         Class B                     daily net assets                                                     December 31, 2005
         Class C                     Limit Other Expenses to 0.05% of average                             December 31, 2005
         Class R                     daily net assets                                                     December 31, 2005
         Institutional Class         Limit Other Expenses to 0.05% of average                             December 31, 2005
                                     daily net assets
                                     Limit Other Expenses to 0.05% of average
                                     daily net assets
                                     Limit Other Expenses to 0.05% of average
                                     daily net assets


Other Expenses are defined as all normal operating expenses of the fund, excluding management fees and 12b-1 expenses. The expense limitation is subject to the exclusions as listed in the Memorandum of Agreement.